Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
9.	Income Taxes

There was no income tax expense for the years ended December 31, 2011 and 2010 due to the Company’s net losses.

The Company’s tax expense differs from the “expected” tax expense for the years ended December 31, 2011 and 2010, (computed by applying the Federal Corporate tax rate of 34% to loss before taxes and 5.5% for Michigan State Corporate taxes, the blended rate used was 37.63%), as follows (in thousands):

	2011	2010
Computed “expected” tax benefit - Federal	$(2,618)	$(550)
Computed “expected” tax benefit - State	(448)	(94)
Non-taxable federal grant	-	(184)
Meals, entertainment and other	5	5
Non-deductible stock-based compensation	366	150
Warrant expense	56	-
Change in fair value of warrant expense	91	-
Realized loss on debt securities	7	-
Change in valuation allowance	2,035	673
	$-	$-

The effects of temporary differences that gave rise to significant portions of deferred tax assets at December 31, 2011 and 2010 are as follows (in thousands):

	2011	2010
Deferred tax assets:
Stock issued for services	$(321)	$(223)
Bad debt – change in allowance	(205)	(49)
Net operating loss carry-forward	(10,425)	(8,644)
Total gross deferred tax assets	(10,951)	(8,916)
Less valuation allowance	10,951	8,916
Net deferred tax assets	$-	$-

At December 31, 2011, the Company has a net operating loss carry-forward of approximately $27.7 million available to offset future taxable income expiring through 2031. Utilization of these net operating losses may be limited due to potential ownership changes under Section 382 of the Internal Revenue Code.

The valuation allowance at December 31, 2010 was approximately $8.9 million. The net change in valuation allowance during the year ended December 31, 2011 was an increase of approximately $2 million. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, Management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of December 31, 2011.

During 2010, the Company received grant revenue of $489,000.  Under the terms of the grant, this revenue is not taxable.